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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software(1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING APRIL 30, 2003

        Comes Now, divine, inc. et. al.—Software Business
Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing April 1, 2003 and ending April 30, 2003 as shown by the report and exhibits consisting of 24 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

        I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	DEBTOR (S)-IN-POSSESSION
	By:	/s/ JUDE M. SULLIVAN (Signature)
/s/ MICHAEL CULLINANE (Signature)
Name & Title:	Jude M. Sullivan, SVP—General Counsel Michael Cullinane, CFO (Print or type)
Address:	4225 Naperville Rd #400 Lisle, IL 60532
Telephone No.:	(630) 799-7500

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #1
April 30, 2003

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Cullinane, Mike	CFO	4/4/2003	12,115.38	3,679.73	2,496.16	5,939.49	3,679.73	3,679.73	4/4/2003
Cullinane, Mike	CFO	4/18/2003	12,115.38	4,580.04	126.93	7,408.41	4,580.04	4,580.04	4/18/2003
Filipowski, Andrew	CEO	4/4/2003	12,500.00	5,153.37	126.93	7,219.70	5,153.37	5,153.37	4/4/2003
Filipowski, Andrew	CEO	4/18/2003	12,500.00	4,402.90	126.93	7,970.17	4,402.90	4,402.90	4/18/2003
Humenansky, Paul	President	4/4/2003	12,115.38	4,840.87	496.15	6,778.36	4,840.87	4,840.87	4/4/2003
Humenansky, Paul	President	4/18/2003	12,115.38	4,981.17	126.92	7,007.29	4,981.17	4,981.17	4/18/2003
Kane, Scott	President—Software	4/4/2003	9,615.38	3,354.84	203.85	6,056.69	3,354.84	3,354.84	4/4/2003
Kane, Scott	President—Software	4/18/2003	9,615.38	3,354.84	203.85	6,056.69	3,354.84	3,354.84	4/18/2003
Kupferschmid, Chauncey	VP Operations—Software	4/4/2003	9,615.38	3,454.86	1,101.53	5,058.99	3,454.86	3,454.86	4/4/2003
Kupferschmid, Chauncey	VP Operations—Software	4/18/2003	9,615.38	3,454.86	1,101.53	5,058.99	3,454.86	3,454.86	4/18/2003
Sullivan, Jude	General Counsel	4/4/2003	9,807.69	3,217.08	1,609.62	4,980.99	3,217.08	3,217.08	4/4/2003
Sullivan, Jude	General Counsel	4/18/2003	9,807.69	3,217.09	1,609.62	4,980.98	3,217.09	3,217.09	4/18/2003

			131,538.42	47,691.65	9,330.02	74,516.75	47,691.65	47,691.65

Notes:

(1)
Software consists of the following 39 debtors:
Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #2
April 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8-18-02/03	5/17/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
			$25,000	Service Interruption—Damage and Time Element Including Transmission & Distribution Lines for All Public Utilities, I.e., Direct Physical Loss to Service, Steam, Water, Gas, Electric, Sewer, Communication Services/Suppliers
			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal—Current Limit
			$25,000	Outdoor Property "Specified Perils"—Current Limit
			$25,000	Rewards—Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit
General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8-18-02/03	5/17/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit—Any One Person Personal and Advertising Injury—EXCLUDED
Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date
Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto—Liability—Includes Hired/Non-Owned	8-18-02/03	5/17/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
				Unlimited	Hired Car Physical Damage
Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8-18-2002/03	5/17/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit
Excess Umbrella	Fireman's Fund	XXK 85115343	$10,000,000	Each Occurrence—Excess of $10,000,000	8-18-02/03	8/18/2003	$15,000.00
			$10,000,000	Aggregate
Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8-18-02/03	5/17/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee
Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	7/12/02 to	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit—$10,000,000 X $10,000,000	7/12/02 to 2/25/2004	2/25/2004	$1,327,405.00
Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8-18-02/03	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
				Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence
			$1,000,000	Aggregate Limit
Foreign Package	ACE American Insurance Co.	PHF059024		Auto Liability
			$1,000,000	Each Accident—Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage—Any One Accident
			$10,000	Hired Auto Physical Damage—Any One Policy Period
				Repatriation
			$250,000	Policy Limit
				Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
				Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five
Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7-12-02/04	7/12/2004	$525,000.00
Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit—$5,000,000 P/O $10,000,000 X $10,000,000	7/12/02-04	7/12/2004	$173,155.00
Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit—$5,000,000 P/O $10,000,000 X $10,000,000	7/12/02-04	7/12/2004	$178,869.00
Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit—$10,000,000 X $20,000,000	7/12/02/04	7/12/2004	$199,506.00
Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10-18-01/07	10/18/2007	$650,000.00
Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12-05-01/07	12/5/2007	$262,860.00
Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit—$5,000,000 X $5,000,000	12-05-01/07	12/5/2007	$255,404.00
Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit—$5,000,000 X $10,000,000	12-05-01/07	12/5/2007	$157,381.00
Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit—$5,000,000 X $15,000,000	12-05-01/07	12/5/2007	$102,039.00
Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7-31-02/08	7/31/2008	$506,250.00
Directors & Officers Run-Off Delano	ACE INA	DOX 007717	$10,000,000	Policy Limit—$10,000,000 X $5,000,000	7-31-02/08	7/31/2008	$364,500.00
Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7-12-02/03	7/12/2003	$84,798.00
Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/02-03	7/12/2003	$12,232.00
Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/02-03	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee
Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/02-03	7/12/2003	$188,251.00
Professional E & O	Underwriters at Lloyds	QA 0200159	$10,000,000	Policy Limit	4/2/2002 to	5/2/2003	$715,000.00

				Total			$8,655,720.29

Notes:

(1)
Software consists of the following 39 debtors:
Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #3
April 30, 2003

Bank Accounts

	Operating	Control Disbursement	Payroll	Lockbox	Lockbox	Credit Card
Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.
Account Name:	divine, Inc.	divine, Inc.	divine, Inc.	divine, Inc. - Software	divine, Inc. - Mang. Apps.	divine, Inc.
Account Number:	5800146796	5590036975	5590043625	5800281270	5800281288	5800281494
Beginning Book Balance:	$1,915,721.17	$0.00	$0.00	$0.00	$0.00	$0.00
Plus:
Deposits	16,186,350.55	5,907,594.38	6,155,350.23	4,719,122.60	4,120,543.70	224,258.07
Less:
Disbursements	(17,368,801.50)	(5,907,594.38)	(6,155,350.23)	(4,719,122.60)	(4,120,543.70)	(224,258.07)
Other:
Transfers In (Out)	(580,055.31)	0.00	0.00	0.00	0.00	0.00

Ending Book Balance	$153,214.91	$0.00	$0.00	$0.00	$0.00	$0.00

	Pledge Account for Letter of Credit	Certificate of Deposit(2)	Escrow Account Pledge Funds	Other
Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.
Account Name:	Parlano, Inc.	Parlano, Inc.	divine, Inc.	Northern Light
Account Number:	5800146812	199072879	03-8695-70-6	5800281460
Beginning Book Balance:	$0.00	$414,087.22	$4,961,144.79	$9,999.14
Plus:
Deposits	0.00	0.00	0.00	0.00
Less:
Disbursements	0.00	0.00	(2,325,792.08)	0.00
Other:
Transfers In (Out)	0.00	0.00	3,478.37	0.00

Ending Book Balance	$0.00	$414,087.22	$2,638,831.08	$9,999.14

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #3
April 30, 2003

Bank Accounts

	Other	Investment	Investment	Other	Certificate of Deposit	Flexible Benefit	Other	Letter of Credit	Capital Account
Bank Name:	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Cupertino National Bank	Commerce Bank	Royal Bank of Canada	Royal Bank of Canada	CITCO
Account Name:	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Viant Corporation	Digital Archaeology Corp.	Delano Technology	Delano Technology	Latin America Econet Works
Account Number:	62-9036-30-02	220-14155-1-6	707003406	3104192	203003810	590825448	06032-4007787	419-01250-1-5	0012-614946-300
Beginning Book Balance:	$4,158,915.74	$5,441,330.60	$18,028,713.98	$16,469.74	$1,828,468.65	$2,701.26	$4,969.87	$453,935.68	$662,234.36
Plus:
Deposits	0.00	0.00	0.00	0.00	0.00	0.00	0.00	$0.00	$0.00
Less:
Disbursements	(1,424,729.99)	(1,000,000.00)	0.00	(707.78)	0.00	0.00	0.00	$0.00	$0.00
Other:
Transfers In (Out)	0.00	5,697.45	17,985.21	0.00	2,344.94	988.98	(16.67)	$366.95	$678.20

Ending Book Balance	$2,734,185.75	$4,447,028.05	$18,046,699.19	$15,761.96	$1,830,813.59	$3,690.24	$4,953.20	$454,302.63	$662,912.56

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #3
April 30, 2003

Bank Accounts

	Other	Other	Letter of Credit Certificate of Deposit
Bank Name:	SVB Securities	Bear Sterns
Account Name:	Eprise Corporation	Data Return Corporation
Account Number:	886-00650-1-3	037-11250-297
Beginning Book Balance:	$50.19	$44.00	$1,062,264.19
Plus:
Deposits	$0.00	$0.00	$0.00
Less:
Disbursements	$(50.25)	$0.00	$0.00
Other:
Transfers In (Out)	$0.06	$0.00	$1,703.44

Ending Book Balance	$0.00	$44.00	$1,063,967.63

	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total
Bank Name:	Silicon Valley	Silicon Valley
Account Name:	Open Market	Perceptual Robotics, Inc.
Account Number:	8800021106	8800056325
Beginning Book Balance:	$1,081,096.56	$223,511.15	$40,265,658.29
Plus:
Deposits	$6,131.14	$0.00	$37,319,350.67
Less:
Disbursements	$0.00	$0.00	$(43,246,950.58)
Other:
Transfers In (Out)	$0.00	$0.00	$(546,828.38)

Ending Book Balance	$1,087,227.70	$223,511.15	$33,791,230.00

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
The Parlano Certificate of Deposit was reclassified from Security Deposits to Restricted Cash in April.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Software(1)
Monthly Reporting Questionnaire—Question #4
April 30, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Payment Amount
Casas Benjamin & White LLC	Wire	4/23/2003	466,639.27
Simon, Warner & Doby LLP	Wire	4/23/2003	159,169.94
McDonald Investments, Inc	Wire	4/23/2003	178,800.39
Mintz, Levin, Cohn, Ferris	Wire	4/23/2003	189,266.58
Riley & Esher LLP	Wire	4/23/2003	7,459.50

Payments to Professionals			1,001,335.68

Aaron Moore	ACH	04/02/2003	248.38
Anthony Pope	ACH	04/30/2003	90.00
Brian Platz	ACH	04/09/2003	1,178.37
Bryan Nielson	ACH	04/02/2003	2,069.24
Bryan Nielson	ACH	04/23/2003	195.23
Christopher Murphy	ACH	04/23/2003	13.76
David Raker	ACH	04/16/2003	7.34
Jeffrey Curry	ACH	04/16/2003	706.25
Michael Cullinane	ACH	04/30/2003	2,212.20
Richard Korst	ACH	04/09/2003	299.00
Robert Serr	ACH	04/23/2003	233.40
Robin Winner	ACH	04/30/2003	2,059.73

Pre Petition Payments(2)			9,312.90

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc. smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
All Pre Petition Payments were made in accordance with the First Day Employee Motion

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software(1) FORM OPR-1	FORM OPR-1 Rev 7/92
	Month Ended
	31-Mar-03	30-Apr-03
ASSETS
CURRENT ASSETS
Cash	28,361,999.00	24,045,447.00
Restricted cash	11,489,572.00	9,745,783.00
Accounts Receivable, Net (OPR-3)	12,749,997.06	12,514,219.00
Prepaid expenses and deposits	12,972,233.32	13,219,294.00
Investments	1,630,751.00	1,519,688.00
Other	13,871,811.20	13,735,631.00

TOTAL CURRENT ASSETS	81,076,363.58	74,780,062.00
PROPERTY, PLANT AND EQUIPMENT, AT COST	30,339,145.82	30,339,146.00
Less Accumulated Depreciation	(14,525,105.82)	(15,053,794.00)

NET PROPERTY, PLANT AND EQUIPMENT	15,814,040.00	15,285,352.00
Goodwill	67,096,746.00	66,223,458.00
OTHER ASSETS	17,743,494.08	17,099,938.00
TOTAL ASSETS	181,730,643.66	173,388,810.00

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Software(1) FORM OPR-2	FORM OPR-2 Rev 7/92
	Month Ended
	31-Mar-03	30-Apr-03
LIABILITIES
POST PETITION LIABILITIES	1,675,619.00	7,119,566.00
Priority Debt	6,798,946.29	6,789,633.29
Unsecured Debt[2]	23,169,427.20	21,373,052.71

TOTAL PRE-PETITION LIABILITIES	29,968,373.49	28,162,686.00
TOTAL LIABILITIES	31,643,992.49	35,282,252.00
DEFERRED REVENUE	42,279,293.74	39,815,584.00
FACILITIES IMPAIRMENT	41,910,328.00	14,585,505.00
INTERCOMPANY/SUBSIDIARY EQUITY	65,897,029.43	83,705,469.00
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	181,730,643.66	173,388,810.00

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,
divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,
SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,
divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,
SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.
smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,
LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,
divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
Decrease is primarily due to reclassification of accrued salaries and benefits to post petition liabilities during April.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al. Case Number: 03-11472-JNF (Jointly Administered) Business Unit: Software(1) Form OPR-3	FORM OPR-3 Rev 7/92
	Month Ended 30-Apr-03
	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Date of filing: 2/25/2003	21,250,424.14	9,390,272.22	3,397,955.04	2,474,352.53	1,339,445.79	4,648,398.56
Allowance for doubtful accounts	(6,145,494.00)
3/31/2003	18,820,468.06	4,429,647.27	5,304,644.63	2,334,626.89	3,264,583.14	3,486,966.13
Allowance for doubtful accounts	(6,070,471.00)
4/30/2003	18,354,788.37	4,001,619.54	5,299,790.66	2,697,238.99	1,890,576.41	4,465,562.77
Allowance for doubtful accounts	(5,840,569.00)

Notes:

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

divine, inc. et al
Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Software(1)
April 30, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Taxes Payable(2)
Income taxes:
Franchise taxes		2004	272,000	272,000	—	—	—	—
Property taxes—real		2004	110,800	110,800	—	—	—	—
Property taxes—personal		2004	81,000	81,000	—	—	—	—
Sales and use taxes		2004	95,828	95,828	—	—	—	—
Employment taxes:
Federal Income Tax	04/18/03	05/02/03	159,528	—	159,528	—	—	—
FICA—Employers	04/18/03	05/02/03	54,895	—	54,895	—	—	—
FICA—Employees	04/18/03	05/02/03	54,895	—	54,895	—	—	—
Medicare—Employer	04/18/03	05/02/03	13,631	—	13,631	—	—	—
Medicare—Employee	04/18/03	05/02/03	13,631	—	13,631	—	—	—
Federal Unemployment Tax	04/18/03	05/02/03	9	—	9	—	—	—
State Income Tax	04/18/03	05/02/03	38,845	—	38,845	—	—	—
State Unemployment Tax	04/18/03	05/02/03	624	—	624	—	—	—
Other taxes			—	—	—	—	—	—

Total Taxes Payable			895,686	559,628	336,058	—	—	—
Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—
Trade Accounts Payable & Other
Software Accounts Payable*			794,265	364,254	270,866	151,355	7,791	—
Software Salary & Benefits Accrual			3,201,211	1,991,369	1,209,842	—	—	—
Software Professional Fee Accrual			2,228,403	1,127,496	1,100,907	—	—	—

TOTALS			7,119,566	4,042,746	2,917,673	151,355	7,791	—

Notes:

*
See attached Schedule

(1)
Software consists of the following 39 debtors:
divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc., SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

(2)
Taxes Payable in the March 31, 2003 Schedule of Post Petition Liabilities reflected the March monthly tax payable accrual and not the March tax payable balance.

divine, inc. et al
Attached Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Software(1)
April 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
5051 Peachtree Corners Circle, LLC	5/30/2003	(18,156.48)	(18,156.48)	—	—	—	—	—
Abacus Solutions	3/18/2003	2,150.00	—	—	2,150.00	—	—	—
Abacus Solutions	4/19/2003	(2,236.28)	—	(2,236.28)	—	—	—	—
ABB Business Finance	3/8/2003	(498.80)	—	—	(498.80)	—	—	—
ABB Business Finance	4/8/2003	(498.80)	—	(498.80)	—	—	—	—
ADP	5/4/2003	(265.63)	(265.63)	—	—	—	—	—
Advanta Leasing Services	3/8/2003	(380.10)	—	—	(380.10)	—	—	—
Advanta Leasing Services	3/8/2003	(802.20)	—	—	(802.20)	—	—	—
Advanta Leasing Services	3/8/2003	(45.15)	—	—	(45.15)	—	—	—
Advanta Leasing Services	3/8/2003	(45.15)	—	—	(45.15)	—	—	—
Advanta Leasing Services	3/8/2003	(58.45)	—	—	(58.45)	—	—	—
Advanta Leasing Services	4/8/2003	(45.15)	—	(45.15)	—	—	—	—
Advanta Leasing Services	4/8/2003	(45.15)	—	(45.15)	—	—	—	—
Advanta Leasing Services	4/8/2003	(802.20)	—	(802.20)	—	—	—	—
Advanta Leasing Services	4/8/2003	(380.10)	—	(380.10)	—	—	—	—
Advanta Leasing Services	4/24/2003	367.43	—	367.43	—	—	—	—
Agence France — Presse	5/3/2003	(208.28)	(208.28)	—	—	—	—	—
Alamo Financial Group	3/8/2003	(10,500.00)	—	—	(10,500.00)	—	—	—
Alamo Financial Group	4/8/2003	(10,500.00)	—	(10,500.00)	—	—	—	—
Alamo Financial Group	4/24/2003	10,150.00	—	10,150.00	—	—	—	—
Allen Miller	4/29/2003	(58.52)	—	(58.52)	—	—	—	—
AM-KO Building Maintenance, Inc	4/17/2003	(4,094.52)	—	(4,094.52)	—	—	—	—
AM-KO Building Maintenance, Inc	5/18/2003	(4,094.52)	(4,094.52)	—	—	—	—	—
Andrew Filipowski	3/7/2003	(2,500.00)	—	—	(2,500.00)	—	—	—
Andrew Filipowski	3/10/2003	(223.38)	—	—	(223.38)	—	—	—
Andrew Filipowski	3/10/2003	(743.50)	—	—	(743.50)	—	—	—
Apollo Travel	3/4/2003	40,000.00	—	—	40,000.00	—	—	—
Apollo Travel	5/15/2003	(4,325.00)	(4,325.00)	—	—	—	—	—
Aramark	5/3/2003	(161.64)	(161.64)	—	—	—	—	—
Ascom Hasler/GE cap Prog	4/24/2003	26.43	—	26.43	—	—	—	—
Associated Paper, Inc.	5/9/2003	(655.55)	(655.55)	—	—	—	—	—
Avaya Financial Services	4/24/2003	64.91	—	64.91	—	—	—	—
Avaya Financial Services	5/23/2003	(605.80)	(605.80)	—	—	—	—	—
Avnet Applied Computing	4/27/2003	(3,494.01)	—	(3,494.01)	—	—	—	—
Avnet Applied Computing	4/27/2003	(1,859.01)	—	(1,859.01)	—	—	—	—
Avnet Applied Computing	4/30/2003	(1,344.01)	—	(1,344.01)	—	—	—	—
Avnet Applied Computing	4/30/2003	(771.01)	—	(771.01)	—	—	—	—
Avnet Applied Computing	5/2/2003	(1,898.46)	(1,898.46)	—	—	—	—	—
Avnet Applied Computing	5/2/2003	(833.14)	(833.14)	—	—	—	—	—
Bill McMonigal	4/29/2003	(195.70)	—	(195.70)	—	—	—	—
Binesh Mathews	4/29/2003	(776.90)	—	(776.90)	—	—	—	—
Bruce Reignier	3/25/2003	(140.00)	—	—	(140.00)	—	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	(878.44)	—	—	—
Bruce Rusk	4/1/2003	(945.11)	—	(945.11)	—	—	—	—
Budget Rent-a-Car Corp.	5/30/2003	(66,693.48)	(66,693.48)	—	—	—	—	—
Buster Brown	4/29/2003	(4,986.10)	—	(4,986.10)	—	—	—	—
Cadre	5/11/2003	(235.07)	(235.07)	—	—	—	—	—
Cadre	5/29/2003	(550.00)	(550.00)	—	—	—	—	—
Canon Financial Services	3/8/2003	(793.22)	—	—	(793.22)	—	—	—
Canon Financial Services	3/8/2003	(1,629.58)	—	—	(1,629.58)	—	—	—
Canon Financial Services	3/8/2003	(1,594.14)	—	—	(1,594.14)	—	—	—
Canon Financial Services	3/8/2003	(797.08)	—	—	(797.08)	—	—	—
Canon Financial Services	3/8/2003	(179.31)	—	—	(179.31)	—	—	—

Canon Financial Services	3/8/2003	(444.02)	—	—	(444.02)	—	—	—
Canon Financial Services	3/8/2003	(724.03)	—	—	(724.03)	—	—	—
Canon Financial Services	3/8/2003	(122.46)	—	—	(122.46)	—	—	—
Canon Financial Services	3/8/2003	(2,543.81)	—	—	(2,543.81)	—	—	—
Canon Financial Services	3/8/2003	(620.38)	—	—	(620.38)	—	—	—
Canon Financial Services	3/8/2003	(2,034.27)	—	—	(2,034.27)	—	—	—
Canon Financial Services	3/8/2003	(1,594.14)	—	—	(1,594.14)	—	—	—
Canon Financial Services	3/8/2003	(123.85)	—	—	(123.85)	—	—	—
Canon Financial Services	3/8/2003	(495.40)	—	—	(495.40)	—	—	—
Canon Financial Services	4/8/2003	(2,543.81)	—	(2,543.81)	—	—	—	—
Canon Financial Services	4/8/2003	(495.40)	—	(495.40)	—	—	—	—
Canon Financial Services	4/8/2003	(122.46)	—	(122.46)	—	—	—	—
Canon Financial Services	4/8/2003	(1,594.14)	—	(1,594.14)	—	—	—	—
Canon Financial Services	4/8/2003	(123.85)	—	(123.85)	—	—	—	—
Canon Financial Services	4/8/2003	(179.31)	—	(179.31)	—	—	—	—
Canon Financial Services	4/8/2003	(797.08)	—	(797.08)	—	—	—	—
Canon Financial Services	4/8/2003	(444.02)	—	(444.02)	—	—	—	—
Canon Financial Services	4/8/2003	(724.03)	—	(724.03)	—	—	—	—
Canon Financial Services	4/8/2003	(620.38)	—	(620.38)	—	—	—	—
Canon Financial Services	4/8/2003	(2,034.27)	—	(2,034.27)	—	—	—	—
Canon Financial Services	4/8/2003	(1,594.14)	—	(1,594.14)	—	—	—	—
Canon Financial Services	4/24/2003	174.60	—	174.60	—	—	—	—
Casas Benjamin & White LLC	4/23/2003	(49,876.68)	—	(49,876.68)	—	—	—	—
Casey Andrysiak	4/29/2003	(91.69)	—	(91.69)	—	—	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	(43.28)	—	—	—
CIT Technology Fin Serv Inc	3/8/2003	(875.85)	—	—	(875.85)	—	—	—
CIT Technology Fin Serv Inc	4/8/2003	(875.85)	—	(875.85)	—	—	—	—
Citicorp Vendor Finance Inc	3/8/2003	(1,041.04)	—	—	(1,041.04)	—	—	—
Citicorp Vendor Finance Inc	3/8/2003	(310.77)	—	—	(310.77)	—	—	—
Citicorp Vendor Finance Inc	4/8/2003	(310.77)	—	(310.77)	—	—	—	—
Citicorp Vendor Finance Inc	4/8/2003	(1,041.04)	—	(1,041.04)	—	—	—	—
Citicorp Vendor Finance Inc	4/24/2003	36.14	—	36.14	—	—	—	—
Colin R. Blight	3/25/2003	(807.51)	—	—	(807.51)	—	—	—
Dave Vivian	4/8/2003	(41.70)	—	(41.70)	—	—	—	—
David Barr	2/27/2003	(43.61)	—	—	—	(43.61)	—	—
DFS Acceptance	4/24/2003	11,777.72	—	11,777.72	—	—	—	—
Dominion Venture Finance LLC	3/1/2003	(16,677.10)	—	—	(16,677.10)	—	—	—
Dominion Venture Finance LLC	4/1/2003	(16,677.10)	—	(16,677.10)	—	—	—	—
Dominion Venture Finance LLC	4/24/2003	16,121.20	—	16,121.20	—	—	—	—
Elizabeth Teague	4/29/2003	(50.00)	—	(50.00)	—	—	—	—
Energy America	4/3/2003	(2,381.78)	—	(2,381.78)	—	—	—	—
Evelio Garcia	4/29/2003	(1,046.94)	—	(1,046.94)	—	—	—	—
Evelio Garcia	4/29/2003	(91.02)	—	(91.02)	—	—	—	—
Federal Companies	5/4/2003	(12,468.00)	(12,468.00)	—	—	—	—	—
Federal Companies	5/4/2003	(12,766.00)	(12,766.00)	—	—	—	—	—
Federal Companies	5/8/2003	(2,190.15)	(2,190.15)	—	—	—	—	—
Federal Companies	5/14/2003	(1,233.00)	(1,233.00)	—	—	—	—	—
Fedex	5/1/2003	(15.57)	(15.57)	—	—	—	—	—
Fedex	5/3/2003	(65.56)	(65.56)	—	—	—	—	—
Fedex	5/3/2003	(320.22)	(320.22)	—	—	—	—	—
Fedex	5/3/2003	(35.26)	(35.26)	—	—	—	—	—
Fedex	5/3/2003	(5.43)	(5.43)	—	—	—	—	—
GE Capital	3/8/2003	(161.49)	—	—	(161.49)	—	—	—
George Landgrebe	2/25/2003	(1,207.99)	—	—	—	(1,207.99)	—	—
Glen Sukkert	3/25/2003	(77.31)	—	—	(77.31)	—	—	—
Gloria Pitsch	4/29/2003	(1,596.48)	—	(1,596.48)	—	—	—	—
Harold Faulkner	5/8/2003	(645.26)	(645.26)	—	—	—	—	—
Haynes and Boone, LLP	5/9/2003	(114.00)	(114.00)	—	—	—	—	—
Haynes and Boone, LLP	5/9/2003	(84.80)	(84.80)	—	—	—	—	—

IOS Capital	3/8/2003	(415.52)	—	—	(415.52)	—	—	—
IOS Capital	3/8/2003	(281.45)	—	—	(281.45)	—	—	—
IOS Capital	3/8/2003	(767.64)	—	—	(767.64)	—	—	—
IOS Capital	4/8/2003	(415.52)	—	(415.52)	—	—	—	—
IOS Capital	4/8/2003	(281.45)	—	(281.45)	—	—	—	—
IOS Capital	4/8/2003	(767.64)	—	(767.64)	—	—	—	—
IOS Capital	4/8/2003	(243.56)	—	(243.56)	—	—	—	—
IOS Capital	4/24/2003	61.88	—	61.88	—	—	—	—
IOS Capital	4/24/2003	272.07	—	272.07	—	—	—	—
IOS Capital	4/24/2003	23.09	—	23.09	—	—	—	—
James Davis	2/27/2003	(136.91)	—	—	—	(136.91)	—	—
James Davis	2/27/2003	(1,064.90)	—	—	—	(1,064.90)	—	—
James Davis	2/27/2003	(17.96)	—	—	—	(17.96)	—	—
James Davis	2/27/2003	(1,413.07)	—	—	—	(1,413.07)	—	—
James Davis	2/27/2003	(175.71)	—	—	—	(175.71)	—	—
James Davis	2/27/2003	(468.41)	—	—	—	(468.41)	—	—
James Davis	2/27/2003	(238.66)	—	—	—	(238.66)	—	—
James Davis	2/27/2003	(10.69)	—	—	—	(10.69)	—	—
James Davis	2/27/2003	(559.69)	—	—	—	(559.69)	—	—
James Davis	2/27/2003	(30.74)	—	—	—	(30.74)	—	—
James Davis	2/27/2003	(1,136.23)	—	—	—	(1,136.23)	—	—
James Davis	2/27/2003	(33.38)	—	—	—	(33.38)	—	—
James Davis	2/27/2003	(100.00)	—	—	—	(100.00)	—	—
James Davis	2/27/2003	(213.15)	—	—	—	(213.15)	—	—
James Davis	2/27/2003	(27.43)	—	—	—	(27.43)	—	—
James Davis	2/27/2003	(577.14)	—	—	—	(577.14)	—	—
James Davis	2/27/2003	(59.12)	—	—	—	(59.12)	—	—
James Davis	2/27/2003	(188.89)	—	—	—	(188.89)	—	—
James Davis	2/27/2003	(87.01)	—	—	—	(87.01)	—	—
Jason Schnack	3/27/2003	(433.36)	—	—	(433.36)	—	—	—
Jeff Mullins	4/1/2003	(24.99)	—	(24.99)	—	—	—	—
Jeffrey Curry	4/8/2003	(757.34)	—	(757.34)	—	—	—	—
Jeffrey Robinson	4/29/2003	(45.65)	—	(45.65)	—	—	—	—
Jeffrey Schultz	4/29/2003	(42.29)	—	(42.29)	—	—	—	—
Jill Thompson	4/29/2003	(24.50)	—	(24.50)	—	—	—	—
John Jefferson	3/27/2003	(469.42)	—	—	(469.42)	—	—	—
John Marshall	3/25/2003	(1,534.96)	—	—	(1,534.96)	—	—	—
Joseph Puliafico	3/6/2003	(95.95)	—	—	(95.95)	—	—	—
Ken Kinsella	4/29/2003	(6,719.27)	—	(6,719.27)	—	—	—	—
Kenneth Hansen	4/29/2003	(481.00)	—	(481.00)	—	—	—	—
Konica Business Technologies, Inc	3/1/2003	(477.61)	—	—	(477.61)	—	—	—
Konica Business Technologies, Inc	4/1/2003	(477.61)	—	(477.61)	—	—	—	—
Level 3 Communications, LLC	3/31/2003	4,000.00	—	4,000.00	—	—	—	—
Level 3 Communications, LLC	3/31/2003	571.43	—	571.43	—	—	—	—
Marc Levitt	5/15/2003	(250.00)	(250.00)	—	—	—	—	—
Mark Dobash	4/29/2003	(45.00)	—	(45.00)	—	—	—	—
Mark Kramer	4/29/2003	(48.89)	—	(48.89)	—	—	—	—
Mark Stevenson	4/1/2003	(202.74)	—	(202.74)	—	—	—	—
McDonald Investments, Inc	4/23/2003	(16,700.87)	—	(16,700.87)	—	—	—	—
Melissa Lewis (Jacobazzi)	4/25/2003	(1,000.00)	—	(1,000.00)	—	—	—	—
Minolta Business Solutions	4/24/2003	72.49	—	72.49	—	—	—	—
Minolta Business Solutions	4/24/2003	75.47	—	75.47	—	—	—	—
Mintz, Levin, Cohn, Ferris	4/23/2003	(13,026.85)	—	(13,026.85)	—	—	—	—
Muzak-Atlanta	5/31/2003	(127.42)	(127.42)	—	—	—	—	—
Omni Landscape Group	5/22/2003	(1,751.00)	(1,751.00)	—	—	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(88.00)	—	—	(88.00)	—	—	—

divine, inc. et alSoftware(1)
Attached Schedule of Post Petition Liabilities (FORM OPR-4)Software(1)
Business Unit: Software(1)Software(1)
April 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Panasonic Comm. & Systems Co.	3/8/2003	(1,250.55)	—	—	(1,250.55)	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(163.80)	—	—	(163.80)	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(160.68)	—	—	(160.68)	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(88.00)	—	—	(88.00)	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(356.47)	—	—	(356.47)	—	—	—
Panasonic Comm. & Systems Co.	3/8/2003	(414.75)	—	—	(414.75)	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(1,250.55)	—	(1,250.55)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(160.68)	—	(160.68)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(163.80)	—	(163.80)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(88.00)	—	(88.00)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(356.47)	—	(356.47)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(88.00)	—	(88.00)	—	—	—	—
Panasonic Comm. & Systems Co.	4/8/2003	(414.75)	—	(414.75)	—	—	—	—
Paul Humenansky	4/15/2003	(2,281.44)	—	(2,281.44)	—	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	(109.90)	—	—	—	—
Philip Maddox	3/27/2003	(485.78)	—	—	(485.78)	—	—	—
Pickens Kane	5/11/2003	(3,590.84)	(3,590.84)	—	—	—	—	—
Pitney Bowes Inc.	3/8/2003	(555.00)	—	—	(555.00)	—	—	—
Pitney Bowes Inc.	3/8/2003	(410.22)	—	—	(410.22)	—	—	—
Pitney Bowes Inc.	3/8/2003	(186.58)	—	—	(186.58)	—	—	—
Pitney Bowes Inc.	3/8/2003	(4,318.65)	—	—	(4,318.65)	—	—	—
Pitney Bowes Inc.	4/1/2003	(613.78)	—	(613.78)	—	—	—	—
Pitney Bowes Inc.	4/1/2003	(220.54)	—	(220.54)	—	—	—	—
Pitney Bowes Inc.	4/8/2003	(692.18)	—	(692.18)	—	—	—	—
Pitney Bowes Inc.	4/8/2003	(795.00)	—	(795.00)	—	—	—	—
Pitney Bowes Inc.	4/8/2003	(335.25)	—	(335.25)	—	—	—	—
Pitney Bowes Inc.	4/8/2003	(581.94)	—	(581.94)	—	—	—	—
Pitney Bowes Inc.	4/8/2003	(558.48)	—	(558.48)	—	—	—	—
Richard Flaherty	4/29/2003	(49.95)	—	(49.95)	—	—	—	—
Richard Otto	4/29/2003	(120.53)	—	(120.53)	—	—	—	—
Riley & Esher LLP	4/23/2003	(826.50)	—	(826.50)	—	—	—	—
RK Dixon Co.	3/8/2003	(255.11)	—	—	(255.11)	—	—	—
RK Dixon Co.	4/8/2003	(255.11)	—	(255.11)	—	—	—	—
Robert Essex	4/22/2003	(69.99)	—	(69.99)	—	—	—	—
Robin Winner	4/15/2003	(364.79)	—	(364.79)	—	—	—	—
Robin Winner	4/22/2003	(116.90)	—	(116.90)	—	—	—	—
Robin Winner	4/22/2003	(116.90)	—	(116.90)	—	—	—	—
Robin Winner	4/29/2003	360.26	—	360.26	—	—	—	—
Ryan Gaylor	4/15/2003	(112.80)	—	(112.80)	—	—	—	—
Ryan Gaylor	4/15/2003	(754.11)	—	(754.11)	—	—	—	—
Ryan Gaylor	4/15/2003	(152.90)	—	(152.90)	—	—	—	—
SBC Capital Services	3/1/2003	(724.85)	—	—	(724.85)	—	—	—
SBC Capital Services	3/1/2003	(643.64)	—	—	(643.64)	—	—	—
SBC Capital Services	3/1/2003	(314.05)	—	—	(314.05)	—	—	—
SBC Capital Services	3/8/2003	(3,927.91)	—	—	(3,927.91)	—	—	—
SBC Capital Services	3/8/2003	(581.30)	—	—	(581.30)	—	—	—
SBC Capital Services	3/8/2003	(5,436.57)	—	—	(5,436.57)	—	—	—
SBC Capital Services	3/8/2003	(4,352.43)	—	—	(4,352.43)	—	—	—
SBC Capital Services	3/8/2003	(75.66)	—	—	(75.66)	—	—	—
SBC Capital Services	3/8/2003	(4,231.52)	—	—	(4,231.52)	—	—	—
SBC Capital Services	3/8/2003	(3,254.02)	—	—	(3,254.02)	—	—	—
SBC Capital Services	3/8/2003	(11,563.33)	—	—	(11,563.33)	—	—	—
SBC Capital Services	3/8/2003	(3,227.37)	—	—	(3,227.37)	—	—	—
SBC Capital Services	3/8/2003	(682.54)	—	—	(682.54)	—	—	—
SBC Capital Services	3/8/2003	(650.78)	—	—	(650.78)	—	—	—
SBC Capital Services	3/8/2003	(416.76)	—	—	(416.76)	—	—	—
SBC Capital Services	3/8/2003	(3,554.00)	—	—	(3,554.00)	—	—	—
SBC Capital Services	3/8/2003	(342.69)	—	—	(342.69)	—	—	—
SBC Capital Services	4/1/2003	(314.05)	—	(314.05)	—	—	—	—
SBC Capital Services	4/8/2003	(3,927.91)	—	(3,927.91)	—	—	—	—

SBC Capital Services	4/8/2003	(416.76)	—	(416.76)	—	—	—	—
SBC Capital Services	4/8/2003	(11,563.33)	—	(11,563.33)	—	—	—	—
SBC Capital Services	4/8/2003	(650.78)	—	(650.78)	—	—	—	—
SBC Capital Services	4/8/2003	(75.66)	—	(75.66)	—	—	—	—
SBC Capital Services	4/8/2003	(3,254.02)	—	(3,254.02)	—	—	—	—
SBC Capital Services	4/8/2003	(4,352.43)	—	(4,352.43)	—	—	—	—
SBC Capital Services	4/8/2003	(3,554.00)	—	(3,554.00)	—	—	—	—
SBC Capital Services	4/8/2003	(5,436.57)	—	(5,436.57)	—	—	—	—
SBC Capital Services	4/8/2003	(4,231.52)	—	(4,231.52)	—	—	—	—
SBC Capital Services	4/8/2003	(3,227.37)	—	(3,227.37)	—	—	—	—
SBC Capital Services	4/24/2003	68.96	—	68.96	—	—	—	—
SBC Capital Services	4/24/2003	73.13	—	73.13	—	—	—	—
SBC Capital Services	4/24/2003	36.72	—	36.72	—	—	—	—
SBC Capital Services	4/24/2003	62.28	—	62.28	—	—	—	—
SBC Capital Services	4/24/2003	70.48	—	70.48	—	—	—	—
Scott Kane	4/29/2003	(243.68)	—	(243.68)	—	—	—	—
Shahpoor Shayan	4/29/2003	(50.00)	—	(50.00)	—	—	—	—
Simon, Warner & Doby LLP	4/23/2003	(17,417.10)	—	(17,417.10)	—	—	—	—
State Disbursement Unit	4/30/2003	148.80	—	148.80	—	—	—	—
Steelcase Financial Services Inc	3/8/2003	(15,615.13)	—	—	(15,615.13)	—	—	—
Steelcase Financial Services Inc	3/8/2003	(24,763.27)	—	—	(24,763.27)	—	—	—
Steelcase Financial Services Inc	3/8/2003	(1,536.49)	—	—	(1,536.49)	—	—	—
Steelcase Financial Services Inc	3/8/2003	(37,798.14)	—	—	(37,798.14)	—	—	—
Steelcase Financial Services Inc	3/8/2003	(1,729.24)	—	—	(1,729.24)	—	—	—
Steelcase Financial Services Inc	4/8/2003	(1,536.49)	—	(1,536.49)	—	—	—	—
Steelcase Financial Services Inc	4/8/2003	(15,615.13)	—	(15,615.13)	—	—	—	—
Steelcase Financial Services Inc	4/8/2003	(37,798.14)	—	(37,798.14)	—	—	—	—
Steelcase Financial Services Inc	4/8/2003	(1,729.24)	—	(1,729.24)	—	—	—	—
Steelcase Financial Services Inc	4/8/2003	(24,763.27)	—	(24,763.27)	—	—	—	—
Steve Herlocher	4/29/2003	(375.40)	—	(375.40)	—	—	—	—
Steve Herlocher	4/29/2003	(67.76)	—	(67.76)	—	—	—	—
Steven Roten	3/25/2003	(95.00)	—	—	(95.00)	—	—	—
Thomas Hammergren	4/29/2003	(865.95)	—	(865.95)	—	—	—	—
Thomas Hammergren	4/29/2003	(915.41)	—	(915.41)	—	—	—	—
ThyssenKrupp Elevator	3/3/2003	(764.83)	—	—	(764.83)	—	—	—
Toshiba America Info Sys Inc.	3/8/2003	(223.56)	—	—	(223.56)	—	—	—
Toshiba America Info Sys Inc.	4/8/2003	(223.56)	—	(223.56)	—	—	—	—
USAxiom Contracting	5/7/2003	(1,554.25)	(1,554.25)	—	—	—	—	—
Wayside Realty Trust	5/30/2003	(228,353.73)	(228,353.73)	—	—	—	—	—
Wyllie Humphreys	3/25/2003	(784.56)	—	—	(784.56)	—	—	—
Wyllie Humphreys	3/25/2003	(795.50)	—	—	(795.50)	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	(86.14)	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	(86.14)	—	—	—
Xerox Corporation	3/8/2003	(1,532.79)	—	—	(1,532.79)	—	—	—
Xerox Corporation	4/8/2003	(1,532.79)	—	(1,532.79)	—	—	—	—

TOTAL POST-PETITION		(794,264.90)	(364,253.54)	(270,865.75)	(151,354.92)	(7,790.69)	—	—

Notes:

(1)
Software consists of the following 39 debtors: divine, inc., Eshare Corporation, Open Market, Inc., Viant Corporation, Delano Technology Corp., divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emic SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc., divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc., SM1 Hold Retrieval Technologies, Inc., divine international, inc., divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc., smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation, LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc., divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc., divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

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CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING APRIL 30, 2003
COMPARATIVE BALANCE SHEETS
COMPARATIVE BALANCE SHEETS
SUMMARY OF ACCOUNTS RECEIVABLE